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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 28, 2006



           Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2
           ----------------------------------------------------------
                                (Issuing Entity)


                     Merrill Lynch Mortgage Investors, Inc.
             -------------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)


                       Merrill Lynch Mortgage Lending Inc.
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)


                     Merrill Lynch Mortgage Investors, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     333-130545               13-3416059
----------------------------          ------------          -------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      Of Incorporation)               File Number)          Identification No.)


           250 Vesey Street
  4 World Financial Center 10th Floor
          New York, New York                                   10080
 ------------------------------------                       ----------
    (Address of Principal Executive                         (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 449-0357


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        Other Events

                  Filing of Legality Opinion

         Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to the legality of the Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2 Mortgage Pass-Through Certificates.


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ITEM 9.01.    Financial Statements and Exhibits.

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Not applicable.

              (d)   Exhibits

                    99.1     Legal Opinion
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Matthew Whalen
                                            ------------------------
                                            Name:  Matthew Whalen
                                            Title: President

Date: April 28, 2006
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                                INDEX TO EXHIBITS

Exhibit No.                 Description                          Page
-----------                 -----------                          ----

99.1                        Legal Opinion